JOHNSON & JOHNSON AND SUBSIDIARIES
  EXHIBIT 99.2O - SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS
Fiscal Years Ended December 31, 2000, January 2, 2000 and January
                             3, 1999
                      (Dollars in Millions)


                              Amount

Reserves deducted from
 Accounts receivable,
 trade:

2000
Reserve for doubtful
 accounts
  Bal beginning
   of period                  206
  Add'l charged to
   costs and exp (A)           89
  Write-offs less
   recoveries               (106)
  Currency adj.               (7)
  Bal end of period           182

Reserve for customer
 rebates
Bal beginning
   of period                  140
  Add'l charged to
   costs and exp (A)        1,220
  Customer rebates
   allowed                (1,170)
  Currency adj.               (2)
  Bal end of period           188

Reserve for cash
  discounts
Bal beginning
   of period                   61
  Add'l charged to
   costs and exp (A)          494
  Cash discounts
   allowed                  (484)
  Cash discounts
   allowed                    (2)
  Bal end of period            69

1999
Reserve for doubtful
 accounts
  Bal beginning
   of period                  188
  Add'l charged to
   costs and exp (A)           90
  Write-offs less
   recoveries                (91)
  Currency adj.                19
  Bal end of period           206

Reserve for customer
 rebates
Bal beginning
   of period                  157
  Add'l charged to
   costs and exp (A)        1,033
  Customer rebates
   allowed                (1,056)
  Currency adj.                 6
  Bal end of period           140

Reserve for cash
  discounts
Bal beginning
   of period                   47
  Add'l charged to
   costs and exp (A)          520
  Currency adj.             (506)
  Bal end of period            61

1998
Reserve for doubtful
 accounts
  Bal beginning
   of period                  157
  Add'l charged to
   costs and exp (A)           51
  Write-offs less
   recoveries                (25)
  Currency adj.                 5
  Bal end of period           188

Reserve for customer
 rebates
Bal beginning
   of period                  164
  Add'l charged to
   costs and exp (A)          978
  Customer rebates
   allowed                  (993)
  Currency adj.                 8
  Bal end of period           157

Reserve for cash
  discounts
Bal beginning
   of period                   42
  Add'l charged to
   costs and exp (A)          431
  Cash discounts
   allowed                  (429)
  Cash discounts
   allowed                      3
  Bal end of period            47